UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway SE, Suite 1900 Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 392-3419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 18, 2021, Inhibikase Therapeutics, Inc. (the “Company”) closed its previously announced underwritten public offering (the “Offering”) in which, pursuant to the underwriting agreement dated June 15, 2021 by and between the Company and ThinkEquity, a division of Fordham Financial Management, Inc., as representative of the underwriters listed on Schedule 1 thereto (the “Underwriters”), the Company issued and sold 15,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The shares of Common Stock were sold at a public offering price of $3.00 per share before underwriting discounts.

In connection with the closing, the Company also issued and sold to the Underwriters an option to purchase an aggregate of 750,000 shares of Common Stock for an aggregate purchase price of $100 pursuant to Representative’s Warrant Agreements (the “Representative’s Warrant Agreements”). The Representative’s Warrant Agreements are exercisable beginning June 15, 2022 at an initial exercise price of $3.75 per share of Common Stock and expire June 15, 2026.

The Common Stock was offered and sold to the public pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-257032), which was declared effective by the U.S. Securities and Exchange Commission on June 15, 2021.

As previously announced, the Company granted the Underwriters an option to purchase up to an additional 2,250,000 shares of Common Stock at the public offering price, less discounts and commissions, to cover any over-allotments made by the Underwriters in the sale and distribution of the Common Stock. The option to purchase additional shares of Common Stock has not yet been exercised and may be exercised from time to time within 45 days after June 15, 2021.

On June 18, 2021, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press Release dated June 18, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2021	INHIBIKASE THERAPEUTICS, INC.

	By:	/S/ MILTON H. WERNER
Milton H. Werner, Ph.D.
President and Chief Executive Officer